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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2014
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Criminal Investigation

On April 1, 2014, the U.S. Attorney’s Office for the Northern District of California, on behalf of the U.S. Department of Justice, filed a 12-count criminal indictment against Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, in the U.S. District Court for the Northern District of California alleging that the Utility knowingly and willfully violated minimum safety standards for pipelines carrying natural gas as set forth in the Natural Gas Pipeline Safety Act.  The indictment describes the rupture of one of the Utility’s natural gas transmission pipelines, Line 132, in San Bruno, California on September 9, 2010 (the “San Bruno accident”).  The U.S. Attorney has alleged that the Utility knowingly and willfully failed to:

•	Gather and integrate existing data and information on Line 132 that could be relevant to identifying and evaluating all potential threats on covered segments of Line 132 (Count One)
•	Maintain records concerning the date, location, and description of each repair made to Line 132 (Count Two)
•	Identify and evaluate potential threats to covered segments of Line 132 and two other pipelines (Line 153 and a distribution feeder main (“DFM 1816-01”) (Counts Three through Five)
•
Include in its annual baseline assessment plan all potential threats on a covered segment and failed to select the most suitable assessment method to assess all potential threats on covered segments on Line 132, Line 153 and DFM 1816-01 (Counts Six through Eight)

•
Prioritize covered segments on Lines 132, 153 and DFM 1816-01 as high risk segments for the baseline assessment or a subsequent reassessment, after a changed circumstance rendered manufacturing threats on segments of those lines unstable (Counts Nine through Eleven)

•
Prioritize covered segments of DFM 1816-01 as high risk segments for a baseline assessment or a subsequent reassessment after a changed circumstance rendered manufacturing threats on those segments unstable, and failed to analyze covered segments to determine the risk of failure from such manufacturing threats (Count Twelve)

The U.S. Attorney seeks a penalty of $500,000 for each count, plus a special assessment of $400 for each count.  The Utility believes that criminal charges are not merited and that it did not commit any knowing and willful violations as alleged by the U.S. Attorney.

At the arraignment, currently scheduled to be held on April 9, 2014, the Utility will enter a plea of not guilty.

More information about matters relating to the Utility’s natural gas operations, including the San Bruno accident and the investigations pending at the California Public Utilities Commission, appears in PG&E Corporation’s and the Utility’s most recent Annual Report on Form 10-K.  For a discussion regarding the potential impact of these matters on PG&E Corporation’s and the Utility’s financial condition, results of operations, and cash flows, see the section of the annual report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the headings “Natural Gas Matters” and “Risk Factors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: April 2, 2014	By:	HYUN PARK
HYUN PARK Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Dated: April 2, 2014	By:	HYUN PARK
HYUN PARK Senior Vice President and General Counsel of PG&E Corporation